Second AMENDMENT
THIS SECOND AMENDMENT dated as of September 1, 2011 (this “Amendment”) amends the Revolving Credit Agreement dated as of October 10, 2007 (as previously amended, the “Credit Agreement”) among ACADIA STRATEGIC OPPORTUNITY FUND III LLC (the “Borrower”), Acadia Realty Acquisition III LLC, as managing member (the “Managing Member”), Acadia Realty Limited Partnership, as guarantor (the “Guarantor”), Acadia Investors III, Inc., as pledgor (the “Pledgor”), Bank of America, N.A., a national banking association (in its individual capacity, “Bank of America”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as an Alternate Lender, an Administrator and a Managing Agent, and the other Lenders party hereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit Agreement.
WHEREAS, the Borrower, Managing Member, Guarantor, the Lenders and the Administrative Agent desire to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1 Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:
1.1    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:
“Existing Laws” means (a) the final rule title “Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance; Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues,” adopted by the United States bank regulatory agencies on December 15, 2009 (the “FAS 166/167 Capital Guidelines”); (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank Act”); (c) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled: “International Convergence of Capital Measurements and Capital Standards: a Revised Framework” (“Basel II”); or (d) any rules, regulations, guidance, interpretations, directives or requests from any Official Body relating to, or implementing the FAS 166/167 Capital Guidelines, the Dodd-Frank Act or Basel II (whether or not having the force of law).
“Governmental Rules” means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.
1.2    The definition of “Alternative Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “an interest rate per annum as provided in the Fee Letter above the LIBOR Rate” therein and substituting the words “an interest rate per annum equal to the Used Fee plus the LIBOR Rate” therefor.
1.3    The definition of “Governmental Authority” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Governmental Authority” means the government of the United States of America, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
1.4    The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Maturity Date” means the earliest of: (a) the Stated Maturity Date; (b) the date upon which Administrative Agent declares the Obligations due and payable after the occurrence of an Event of Default and (c) the date upon which Borrower terminates the Commitments pursuant to Section 3.6 hereof or otherwise.
1.5    The definition of “Stated Maturity Date” in Section 1.1 of the Credit Agreement is amended by deleting the date “October 10, 2011” therein and substituting the date “October 10, 2012” therefor.
1.6    Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
4.4 Increased Cost and Capital Adequacy.
(a) Change in Law: Increased Cost. If any Secured Party determines that as a result of (i) the adoption of any Governmental Rule or bank regulatory guideline, or any change therein, or any clarification or change in the interpretation or administration thereof by any Governmental Authority, (ii) any request, guidance or directive of any Governmental Authority (whether or not having the force of law), or (iii) the compliance, application or implementation by any Secured Party with any of preceding clauses (i) or (ii) or any Existing Law therewith, there shall be any increase in the cost to such Secured Party of agreeing to make or making, funding or maintaining Loans or (as the case may be) issuing or participating in Letters of Credit (collectively, the “Covered Matters”), or its obligation to advance funds under a Program Support Agreement or otherwise in respect of Covered Matters, or a reduction in the amount received or receivable by such Secured Party in connection with any of the foregoing (excluding for purposes of this clause (a) any such increased costs or reduction in amount resulting from changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Secured Party is organized or has its Lending Office), the Borrower Parties shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased cost or reduction: (A) promptly on demand, to the extent that funds are available in the Collateral Account or any other account maintained by Borrower; and (B) otherwise, to the extent that it is necessary for Capital Call Notices to be issued to fund such required payment, within fifteen (15) Business Days after demand (but in any event, the Credit Parties shall issue such Capital Call Notices and shall make such payment immediately after the related Capital Contributions are received).
(b) Change in Law: Capital Adequacy. If any Secured Party determines that (i) the adoption of any Governmental Rule or bank regulatory guideline regarding capital adequacy, or any change therein, or any clarification or change in the interpretation or administration thereof by any Governmental Authority, (ii) any request, guidance or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority, or (iii) the compliance, application or implementation by any Secured Party (or its Lending Office) with any of preceding clauses (i) or (ii) or any Existing Law has or would have the effect of reducing the rate of return on capital of such Secured Party or any corporation controlling such Secured Party as a consequence of Covered Matters or its obligation to advance funds under a Program Support Agreement or otherwise in respect of Covered Matters or with respect hereto to a level below that which such Secured Party (or its parent) could have achieved but for any of the occurrences set forth in any of preceding clauses (i), (ii) or (iii) (taking into consideration its policies with respect to capital adequacy and such Secured Party’s desired return on capital) by an amount deemed by such Secured Party to be material, then from time to time upon demand of such Secured Party (with a copy of such demand to Administrative Agent), the applicable Borrower Parties shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such reduction: (A) promptly on demand, to the extent that funds are available in the Collateral Account or any other account maintained by such Borrower Party; and (B) otherwise, to the extent that it is necessary for Capital Call Notices to be issued to fund such required payment, within fifteen (15) Business Days after demand (but in any event, the Credit Parties shall issue such Capital Call Notices and shall make such payment after the related Capital Contributions are received); provided, however, that amounts paid to Secured Parties under this clause (b) shall not be duplicative of any amounts paid by such Borrower Party in the preceding clause (a).
(c)    In determining any amount provided for in this Section 4.4, a Secured Party may use any reasonable averaging and attribution methods. Any Secured Party making a claim under this Section shall submit to the applicable Borrower Party a written description as to such amounts (including reasonable detail regarding the calculation of such amounts). Failure or delay on the part of any Secured Party to demand amounts pursuant to this Section shall not constitute a waiver of such Secured Party’s right to demand such amounts.
1.7    Section 12.1 of the Credit Agreement is hereby amended by deleting the “or” at the end of clause (o), adding an “or” at the end of clause (p) and adding the following clause (q):
(q) at least two Investors (excluding any Investor to the extent it (and its Capital Commitment) has been replaced by a substitute Investor in accordance with the Operating Agreement or the Stockholder’s Agreement, as applicable) having Capital Commitments aggregating fifteen percent (15%) or greater of the aggregate Capital Commitments of all Investors shall default in their obligation to fund any Capital Call within twenty (20) Business Days after such Capital Call was initially due.
1.8    Section 8.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” where it appears at the end of clause (d) thereof; (ii) deleting the period at the end of clause (e) thereof and substituting “; and” therefor; and (iii) adding the following new clause (f) at the end of such section in appropriate sequence:
(f)     Borrowing after the end of the Investment Period. With respect to any Borrowing to be advanced after the Full Investment Date (as such term is defined in the Operating Agreement), the Borrower represents and warrants to the Administrative Agent that the proceeds of such Borrowing will be used solely for purposes permitted by Section 5.2(h) of the Operating Agreement.
1.9    Section 14.12(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Notwithstanding any other provision of this Credit Agreement, any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Credit

Agreement (including under its Note, if any) to secure obligations of such Lender to a Federal Reserve Bank, the U.S. Treasury or the Federal Deposit Insurance Corporation, without notice to or consent of the applicable Borrower Party or any other Person; provided, however, that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
1.10    Exhibit C (Form of Loan Notice) to the Credit Agreement is amended and restated in its entirety by substituting Exhibit C hereto therefor.
SECTION 2    Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders that:
2.1    Authorization; No Conflict. The execution and delivery of this Amendment by such Credit Party, and the performance by such Credit Party of its obligations hereunder and under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”), (a) are within each such Person’s powers, and (b) will not contravene or conflict, in any material respect, with any provision of law, statute, or regulation to which it is subject or any judgment, license, order, or permit applicable to it or any indenture, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it may be bound, or to which it may be subject.
2.2    Enforceability. This Amendment and the Amended Credit Agreement are legal, valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, subject to Debtor Relief Laws.
2.3    Authorizations and Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution and delivery by each Credit Party of this Amendment or the performance by each Credit Party of its respective obligations hereunder and under the Amended Credit Agreement except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.
2.4    No Default, etc. After giving effect to this Amendment, (a) each representation and warranty set forth in Article IX of the Credit Agreement is true and correct in all material respects with the same effect as if made on the date hereof (except for representations and warranties set forth in Section 9.22 thereof, which have been updated and made as of the date hereof pursuant to Section 2.6) and (b) no Event of Default or Potential Default exists.
2.5    Confirmation. Each of the Credit Parties hereby confirms to the Administrative Agent for the benefit of the Secured Parties that each of the Credit Documents (as hereinafter defined) to which such Credit Party is a party continues in full force and effect on the date hereof after giving effect to this Amendment and is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to Debtor Relief Laws. Each of the Credit Parties agrees with the Administrative Agent for the benefit of the Secured Parties that the obligations and liabilities guaranteed under the Guaranty of Capital and secured under each other Credit Document include all obligations and liabilities of the Borrower under the Amended Credit Agreement For purposes of this Amendment, “Credit Documents” means (i) the Borrower and Managing Member Security Agreement, (ii) the Capital Contributions Pledge Agreement, (iii) the Guaranty of Capital, (iv) the Account Assignment and (v) any other collateral document delivered by any Credit Party to the Administrative Agent pursuant to the Credit Agreement.

2.6    Capital Commitments and Contribution; No Default by an Investor. Attached hereto as Exhibit A is a true and correct copy of the Borrowing Base Certificate as of the date hereof. To the knowledge of each Credit Party, no Investor is in default under the Operating Agreement, Partnership Agreement or Stockholder Agreement, as applicable, other than as disclosed to the Administrative Agent in writing. Prior to the date hereof, each Credit Party has satisfied all conditions to its rights to make a Capital Call, including any and all conditions contained in its respective Partnership Agreement and its Constituent Documents.
2.7    No Amendments. There have been no amendments to the Constituent Documents of any Credit Party since the latest delivery thereof by such Credit Party, to the Administrative Agent.
SECTION 3    Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent has received counterparts of this Amendment executed by each Credit Party, each Lender and the Administrative Agent.
SECTION 4    Miscellaneous.
4.1    Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement.
4.2    Reimbursement of Expenses. The Borrower agrees that it shall pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the fees and expenses of counsel to the Administrative Agent (which counsel fees shall be paid within 30 days of delivery of an invoice therefor).
4.3    Incorporation by Reference. The provisions of Sections 1.2, 14.6, 14.8, 14.9, 14.10, 14.12, 14.16 and 14.22 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

Acadia Strategic Opportunity Fund III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MANAGING MEMBER:

Acadia Realty ACQUISITION III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

PLEDGOR:

Acadia Investors III, INC.,
a Maryland corporation

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

GUARANTOR:

Acadia Realty Limited Partnership,
a Delaware limited partnership

By: ACADIA REALTY TRUST,
its General Partner

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Robert R. Wood
Name: Robert R. Wood
Title: Director

LENDER:

BANK OF AMERICA, N.A., as an Alternate Lender

By: /s/ Robert R. Wood
Name: Robert R. Wood
Title: Director

EXHIBIT 1

EXHIBIT C
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent, as an Administrator
Alternate Lender and Managing Agent,
and
the other parties and Lenders from time to time party thereto

FORM OF LOAN NOTICE
[DATE]
Bank of America, N.A., as Administrative Agent
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention:     Robert Wood
Telephone:     (908) 388-5938
Telecopy:     (704) 409-0592
Ladies and Gentlemen:
This Loan Notice is executed and delivered by Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company (“Borrower”) [and NAME OF QUALIFIED BORROWER], to Bank of America, N.A. (“Administrative Agent”), pursuant to Section 2.3 of that certain Revolving Credit Agreement (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”) dated as of October 10, 2007, entered into by and among Borrower, Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Bank of America, N.A., as Administrative Agent, as an Administrator, Alternate Lender and Managing Agent, and the other parties and Lenders from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.	Pursuant to Section 2.3(a) of the Credit Agreement, the Borrower hereby requests a Borrowing:
(a)    In the amount of $
(b)    On              (a Business Day)

2.	In connection with the Borrowing requested herein, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of the Secured Parties that:

(a)    As of the date of the Borrowing requested herein, each representation and warranty made by Borrower in Section 9 of the Credit Agreement is true and correct in all material respects both immediately before and, after giving effect to such Borrowing, after, the date of such Borrowing,

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with the same force and effect as if made on and as of such date (except to the extent of changes in facts or circumstances that have been disclosed to Lenders);
(b)     The conditions specified in Sections 8.1, 8.2 (if applicable) and 8.3 have been satisfied as of the date hereof;
(c)    No Event of Default or Potential Default exists and is continuing on and as of the date hereof; and
(d)    Following the requested Borrowing, the Principal Obligation (the aggregate outstanding principal amount of the Loans plus the Letter of Credit Liability) will be $             plus accrued, unpaid interest;
(e)    After giving effect to such Borrowing the Principal Obligation on and as of such date will not exceed the Available Loan Amount on and as of such date; [and]
(f)    The Borrowing Base Certificate attached hereto as Schedule I is true and correct as of the date hereof[;and]
[(g)    The proceeds of such Borrowing will be used to [________]. Such use is a purpose for which Capital Calls may be delivered after the end of the Investment Period pursuant to Section 5.2(h) of the Operating Agreement and the provisions of the Stockholders Agreement].
3.Following are Borrower’s (or Qualified Borrower’s) instructions for distribution of loan proceeds (appropriate wire instructions, etc.):
[Bank Name]
ABA No.: [ABA No.]
Account No.: [Account No.]
Reference No.: [Reference No.]
Remainder of Page Intentionally Left Blank.
Signature Page Follows.

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This Loan Notice is executed on             , 20__. The undersigned hereby certifies each and every matter contained herein to be true and correct.
BORROWER:
Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company

By:________________________________
         Name: Robert Masters

Title: Senior Vice President

[QUALIFIED BORROWER:

By:	Name: Title:]

Schedule I

(Calculation of Borrowing Base)

[See Attached]

THIRD AMENDMENT
THIS THIRD AMENDMENT dated as of September 23, 2011 (this “Amendment”) amends the Revolving Credit Agreement dated as of October 10, 2007 (as previously amended, the “Credit Agreement”) among ACADIA STRATEGIC OPPORTUNITY FUND III LLC (the “Borrower”), Acadia Realty Acquisition III LLC, as managing member (the “Managing Member”), Acadia Realty Limited Partnership, as guarantor (the “Guarantor”), Acadia Investors III, Inc., as pledgor (the “Pledgor”), Bank of America, N.A., a national banking association (in its individual capacity, “Bank of America”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as an Alternate Lender, an Administrator and a Managing Agent, and the other Lenders party hereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit Agreement.
WHEREAS, the Borrower, Managing Member, Guarantor, the Lenders and the Administrative Agent desire to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1 Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, Section 2.9 of the Credit Agreement titled “Unused Facility Fee” is hereby amended by deleting the words “Liquidity Commitment,” therein and substituting the words “Facility Amount” therefor.
SECTION 2    Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders that:
2.1    Authorization; No Conflict. The execution and delivery of this Amendment by such Credit Party, and the performance by such Credit Party of its obligations hereunder and under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”), (a) are within each such Person’s powers, and (b) will not contravene or conflict, in any material respect, with any provision of law, statute, or regulation to which it is subject or any judgment, license, order, or permit applicable to it or any indenture, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it may be bound, or to which it may be subject.
2.2    Enforceability. This Amendment and the Amended Credit Agreement are legal, valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, subject to Debtor Relief Laws.
2.3    Authorizations and Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution and delivery by each Credit Party of this Amendment or the performance by each Credit Party of its respective obligations hereunder and under the Amended Credit Agreement except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.
2.4    No Default, etc. After giving effect to this Amendment, (a) each representation and warranty set forth in Article IX of the Credit Agreement is true and correct in all material respects with the same effect as if made on the date hereof and (b) no Event of Default or Potential Default exists.
2.5    Confirmation. Each of the Credit Parties hereby confirms to the Administrative Agent for the benefit of the Secured Parties that each of the Credit Documents to which such Credit Party is a party continues in full force and effect on the date hereof after giving effect to this Amendment and is the legal, valid and

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binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to Debtor Relief Laws.
2.6    No Amendments. There have been no amendments to the Constituent Documents of any Credit Party since the latest delivery thereof by such Credit Party, to the Administrative Agent.
SECTION 3    Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent has received counterparts of this Amendment executed by each Credit Party, each Lender and the Administrative Agent.
SECTION 4    Miscellaneous.
4.1    Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement.
4.2    Reimbursement of Expenses. The Borrower agrees that it shall pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment.
4.3    Incorporation by Reference. The provisions of Sections 1.2, 14.6, 14.8, 14.9, 14.10, 14.12, 14.16 and 14.22 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

Acadia Strategic Opportunity Fund III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MANAGING MEMBER:

Acadia Realty ACQUISITION III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

PLEDGOR:

Acadia Investors III, INC.,
a Maryland corporation

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

GUARANTOR:

Acadia Realty Limited Partnership,
a Delaware limited partnership

By: ACADIA REALTY TRUST,
its General Partner

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Robert R. Wood
Name: Robert R. Wood
Title: Director

LENDER:

BANK OF AMERICA, N.A., as an Alternate Lender

By: /s/ Robert R. Wood
Name: Robert R. Wood
Title: Director